UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 4, 2020

STRYKER CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	001-13149		38-1239739
(State of incorporation)	(Commission File Number)		(I.R.S. Employer Identification No.)

2825 Airview Boulevard,	Kalamazoo,	Michigan	49002
(Address of principal executive offices)			(Zip Code)

	(269)	385-2600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 Par Value	SYK	New York Stock Exchange
1.125% Notes due 2023	SYK23	New York Stock Exchange
0.250% Notes due 2024	SYK24A	New York Stock Exchange
2.125% Notes due 2027	SYK27	New York Stock Exchange
0.750% Notes due 2029	SYK29	New York Stock Exchange
2.625% Notes due 2030	SYK30	New York Stock Exchange
1.000% Notes due 2031	SYK31	New York Stock Exchange
Floating Rate Notes due 2020	SYK20A	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
    Emerging Growth Company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On November 4, 2020, the Board of Directors of Stryker Corporation (the “Company”) increased the number of authorized directors from 10 to 11 and elected Giovanni Caforio, M.D. to fill the resulting vacancy. Dr. Caforio’s election will become effective on December 1, 2020, and he has not been appointed to any committee of the Board at this time.

Dr. Caforio has been CEO of Bristol Myers Squibb (“BMS”) since May 2015 and assumed the role of Chairman of the BMS Board in May 2017. As CEO, Dr. Caforio has led BMS’s focus on researching and developing transformational medicines, which includes leading portfolios in oncology, hematology, immunology and cardiovascular disease. In 2019, he oversaw BMS’s acquisition of Celgene. Dr. Caforio joined BMS in 2000 and, with his background as a physician, has helped to strengthen BMS’s patient-focused culture. Prior to that, he spent 12 years with Abbott Laboratories in a number of leadership positions. Dr. Caforio is the Chairman of the Pharmaceutical Research and Manufacturers of America (PhRMA), a trade association representing pharmaceutical companies in the United States.

Dr. Caforio will be compensated for his services consistent with the Company’s other non-employee directors, as described in the Company’s proxy statement for its 2020 annual meeting of stockholders filed with the Securities and Exchange Commission on March 24, 2020. In connection with his appointment to the Company’s Board of Directors, the Company will enter into the form of indemnification agreement for directors, a copy of which is filed as Exhibit 10(xxiv) to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2019, with Dr. Caforio.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRYKER CORPORATION
(Registrant)

Date:	November 9, 2020	/s/ SEAN C. ETHERIDGE
Sean C. Etheridge
Corporate Secretary